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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 27, 2001
                                                          -------------

                         ASTHMA DISEASE MANAGEMENT INC.
         --------------------------------------------------------------
               (Exact Name of registrant as specified in charter)
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
          Delaware                        033-01534-D                  22-3253496
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(State or Other Jurisdiction       (Commission File Number)          (IRS Employer
     of Incorporation)                                           Identification Number)
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1223 Berks Street, Suite 201, Philadelphia, PA       19125
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(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (215) 634-4101
                                                    --------------

                   272 S. White Horse Pike, Berlin, NJ 08096
                   -------------------------------------------
         (Former name or former address, if changed since last report.)

                        -------------------------------

                     Exhibit Index appears on page 4 hereof.

                                       1
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ITEM 5. OTHER EVENTS.

On July 27, 2001, Asthma Disease Management Inc. ("ADMI") announced the settlement of litigation between ADMI and George H. Young and Richard A. Manini. ADMI also announced that it has moved its principal executive offices to Philadelphia, Pennsylvania. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

            99.1  Press Release, dated July 27, 2001.

                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          By: /s/ James F. O'Connor
                                              -----------------------------
                                              Name: James F. O'Connor
                                              Title: Chairman of the
                                                     Board of Directors

Date:  July 27, 2001

                                       3
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                                  EXHIBIT INDEX
Exhibit No.
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  99.1    Press Release, dated July 27, 2001.

                                       4